Legg Mason

Classic Valuation Fund

Investment Commentary and
Quarterly Report to Shareholders
December 31, 2008

LEGG MASON

ii       Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices.

		Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Classic Valuation:
Primary ClassB	–26.48%	–42.92%	–13.51%	–5.41%	–1.24%
Institutional Class	–26.25%	–42.30%	–12.61%	–4.45%	–3.16%
S&P 500 IndexC	–21.94%	–37.00%	–8.36%	–2.19%	–2.72%
Lipper Large-Cap Value Funds
Category AverageD	–21.71%	–37.36%	–8.83%	–1.91%	0.07%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CB, please visit www.leggmason.com/individualinvestors. For the Institutional Class, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the C and Institutional Classes were 2.29% and 1.48%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1% for shares purchased by investors on and after that date and redeemed within one year of purchase.

4th Quarter and YTD Market Overview

“The environment is extraordinary…” began last quarter’s commentary to our investors and, needless to say, it’s highly appropriate to start the fourth quarter message with the same observation. The carnage in the last three months of 2008 placed the year as the third worst in a century for the equity market. Only 1907 and 1931 experienced larger annual declines.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

The slumping global economy dominated most people’s thinking and thus their moods. When consumers are disinclined to spend, the headwind is so strong the economy contracts further. That’s where we are today. It has been estimated the drop in home prices and the stock market has caused a decline in consumers’ net worths of 20% or $13 trillion. As a point of reference, the decline from the tech bubble in the early part of the decade was 9.6% or $4.2 trillion. The fuel for expansion is missing with no bottom yet in housing prices and with unemployment some ways from peaking. The recent economic uncertainty could prompt consumers to increase their savings rate which, while healthy for the long term, is slowing activity in the near term. The potential offset is Congress and President Obama offering a fiscal package with highly critical stimuli in the short term.

This market has been noted not only for its indiscriminate decimation but also for its historically high volatility. These characteristics have caused vicious swings in investors’ psyches and weakened their appetite for stocks. Since 1950, the S&P 500 Index has gained or lost 4% or more in a day on only 70 occasions, with 35 up and 35 down. Think of this: 30 of these 70 days occurred in the last several months! Hedge fund activity with arcane derivatives’ strategies explains much of this. Investor angst persists. Market anxieties have taxed all participants.

4th Quarter Strategy Performance Overview

Only two sectors, Telecommunication Services and Utilities, generated positive returns as the markets sold off steeply during the quarter. We had minimal exposure to Utilities. Telecommunication Services provided the highest contribution to portfolio performance, with shares of AT&T up double digits in the quarter as investors sought less economically sensitive businesses. Valuations remain exceptionally inexpensive and the company yields a dividend in excess of 6%.

Bristol Myers (NYSE: BMY), Continental Airlines (NYSE: CAL) and Newmont Mining (NYSE: NEM) were standout performers on an individual stock basis. Drug stocks traded better in spite of increased scrutiny surrounding the upcoming patent expirations on key blockbuster drugs. Bristol Myers received positive news of a potential delay in the approval of a competitor’s drug to their Plavix (blood thinning drug). The potential delay is due to Food and Drug Administration (“FDA”) concerns over bleeding risk. Additionally, a positive patent ruling favoring exclusivity of the drug through 2012 helped move the stock higher. Continental Airlines soared as the plunge in crude oil and continued reduction in aircraft capacity propelled the shares higher. The fundamentals are showing signs of improvement, and many believe the airlines could be highly profitable in 2009. Newmont Mining shares were up mid single digits in the quarter as gold prices rebounded from a mid quarter free fall.

Weakness was particularly evident in the Financials, Energy and Information Technology (“IT”) sectors. Following the collapse of Lehman Brothers in mid-Sep-tember, the stocks of commercial and investment banks suffered severely as concerns over writedowns and capital adequacy intensified. JPMorgan (NYSE: JPM) and Citigroup (NYSE: C) were two of the largest detractors in the portfolio.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

Energy stocks moved markedly lower as commodity prices collapsed. Our exposure in the oil service group was a heavy drag on performance.

IT posted weak results in the quarter on softer demand for ITrelated products and services. Seagate (NASDAQ: STX) and Dell (NASDAQ: DELL) posted weak results in the sector. Tough market conditions in hard disk drives pushed the shares of Seagate Technology substantially lower. Weaker PC and notebook prices are weighing on demand for components and other memory products. Dell retreated in the quarter, following months of declining server and PC demand.

Market Outlook and Strategy Positioning

Throughout the second half of 2008, a program to upgrade the quality of our holdings was employed. In hindsight, it would have been wise to not proceed deliberately but rather post haste. Search for safety, as indicated by strong balance sheets and relatively stable end markets, has been rewarded. We continue to be focused on quality companies that can weather more economic and market storms, should that be our course, but we are balancing that pursuit with the intent not to limit our upside during any market recovery.

We could exhaust our readers with a lengthy balance sheet of good and bad things about the economy and ultimately the stock market, but we want to conclude by pointing to two things we feel are highly important. First, a line from the statement by the Federal Open Market Committee of the Federal Reserve Board (“Fed”)E on December 16, 2008: “The Federal Reserve will employ all available tools to promote the resumption and sustainability of economic growth…” We are hardly naïve, and we do have issues with some of the actions and/or inactions by policy makers, but it’s likely that the global coordination of monetary and fiscal policy measures will help to stabilize the environment. Second, by several measures, stocks are quite inexpensive and represent good long-term value. A feature of the wholesale destruction of stock prices is that opportunities abound. As value investors, we find this exciting.

Scott Kuensell, CFA

January 20, 2009

DJIA: 7949.09

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

All investments involve risk, including possible loss of principal. Past performance is no guarantee of future results.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The inception date of the Primary Class is November 8, 1999. The inception date of the Institutional Class is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.
C	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
D

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

E

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders       1

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s quarterly report for the three months ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	3 Months	12 Months
Classic Valuation Fund:
Primary ClassA	–26.48%	–42.92%
Institutional Class	–26.25%	–42.30%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CA, please visit www.leggmason.com/individualinvestors. For the Institutional Class, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of

2	Quarterly Report to Shareholders

fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David R. Odenath
Chairman	President

February 24, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–42.92%	–42.92%
Five Years	–24.29%	–5.41%
Life of Class*	–10.74%	–1.24%
* Inception date — November 8, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–42.30%	–42.30%
Five Years	–20.37%	–4.45%
Life of Class*	–21.35%	–3.16%
* Inception date — July 13, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2008)C

(As a percentage of the portfolio)

Top 10 Holdings (as of December 31, 2008)

Security	% of Net Assets
Wal-Mart Stores Inc.	5.9%
ConocoPhillips	4.1%
J.P. Morgan Chase and Co.	3.8%
Exxon Mobil Corp.	3.8%
Toyota Motor Corp. – ADR	3.6%
Axis Capital Holdings Ltd.	3.5%
Comcast Corp. – Class A	3.3%
Tidewater Inc.	3.3%
AT&T Inc.	3.1%
General Electric Co.	3.1%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

Quarterly Report to Shareholders	7

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2008E
1.	Bristol-Myers Squibb Co.	+14.7%
2.	Newmont Mining Corp.	+5.4%
3.	Exxon Mobil Corp.	+3.4%
4.	Safeway Inc.	+0.6%
5.	Pfizer Inc.	–2.2%
6.	Amgen Inc.	–2.6%
7.	Wal-Mart Stores Inc.	–6.0%
8.	The Chubb Corp.	–6.5%
9.	Axis Capital Holdings Ltd.	–7.5%
10.	Smithfield Foods Inc.	–11.4%

Weakest performers for the quarter ended December 31, 2008E
1.	Seagate Technology	–62.8%
2.	Bank of America Corp.	–58.9%
3.	Transocean Ltd.	–57.0%
4.	Merrill Lynch and Co. Inc.	–53.0%
5.	Nabors Industries Ltd.	–52.0%
6.	The Dow Chemical Co.	–51.2%
7.	Arch Coal Inc.	–50.2%
8.	Alcoa Inc.	–49.4%
9.	Southwest Airlines Co.	–40.6%
10.	The Williams Cos. Inc.	–38.3%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
AT&T Inc.	Citigroup Inc.
Caterpillar Inc.	Conseco Inc.
Continental Airlines Inc.	Dynegy Inc.
Wells Fargo & Co.	International Business Machines Corp.
Wyeth	Tenet Healthcare Corp.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Classic Valuation Fund

December 31, 2008 (Unaudited)

	Shares	Value
Common Stocks and Equity Interests — 99.0%

Consumer Discretionary — 12.2%
Automobiles — 3.6%
Toyota Motor Corp. – ADR	18,900	$1,236,816

Media — 6.6%
Comcast Corp. – Class A	66,400	1,120,832
The Walt Disney Co.	18,600	422,034
Time Warner Inc.	70,800	712,248

		2,255,114

Multiline Retail — 2.0%
Kohl’s Corp.	19,000	687,800	A

Consumer Staples — 12.1%
Food and Staples Retailing — 8.3%
Safeway Inc.	34,900	829,573
Wal-Mart Stores Inc.	36,000	2,018,160

		2,847,733

Food Products — 3.8%
Dean Foods Co.	34,200	614,574	A
Smithfield Foods Inc.	49,500	696,465	A

		1,311,039

Energy — 15.3%
Energy Equipment and Services — 5.8%
Nabors Industries Ltd.	34,000	406,980	A
Tidewater Inc.	27,800	1,119,506
Transocean Ltd.	9,804	463,239	A

		1,989,725

Oil, Gas and Consumable Fuels — 9.5%
Arch Coal Inc.	15,600	254,124
ConocoPhillips	27,344	1,416,419

Quarterly Report to Shareholders	9

	Shares	Value
Energy — Continued
Oil, Gas and Consumable Fuels — Continued
Exxon Mobil Corp.	16,200	$1,293,246
The Williams Cos. Inc.	21,100	305,528

		3,269,317

Financials — 19.4%
Capital Markets — 3.5%
Merrill Lynch and Co. Inc.	46,500	541,260
The Goldman Sachs Group Inc.	7,800	658,242

		1,199,502

Commercial Banks — 2.1%
Wells Fargo & Co.	24,100	710,468

Consumer Finance — 0.5%
Discover Financial Services	20,200	192,506

Diversified Financial Services — 4.8%
Bank of America Corp.	23,100	325,248
J.P. Morgan Chase and Co.	41,700	1,314,801

		1,640,049

Insurance — 8.5%
Axis Capital Holdings Ltd.	41,700	1,214,304
Marsh and McLennan Cos. Inc.	41,900	1,016,913
The Chubb Corp.	13,300	678,300

		2,909,517

Health Care — 13.2%
Biotechnology — 1.7%
Amgen Inc.	10,000	577,500	A

Health Care Equipment and Supplies — 1.8%
Boston Scientific Corp.	79,700	616,878	A

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares	Value
Health Care — Continued
Pharmaceuticals — 9.7%
Bristol-Myers Squibb Co.	44,200	$1,027,650
Johnson and Johnson	10,200	610,266
Pfizer Inc.	54,300	961,653
Wyeth	19,100	716,441

		3,316,010

Industrials — 10.1%
Aerospace and Defense — 2.2%
The Boeing Co.	18,100	772,327

Airlines — 3.5%
Continental Airlines Inc.	16,900	305,214	A
Southwest Airlines Co.	102,300	881,826

		1,187,040

Industrial Conglomerates — 3.1%
General Electric Co.	65,600	1,062,720

Machinery — 1.3%
Caterpillar Inc.	9,700	433,299

Information Technology — 7.7%
Communications Equipment — 3.0%
Nokia Oyj — ADR	66,800	1,042,080

Computers and Peripherals — 2.6%
Dell Inc.	39,900	408,576	A
Seagate Technology	111,300	493,059

		901,635

Semiconductors and Semiconductor Equipment — 2.1%
Intel Corp.	47,900	702,214

Quarterly Report to Shareholders	11

	Shares	Value
Materials — 5.9%
Chemicals — 2.3%
E.I. du Pont de Nemours and Co.	18,400	$465,520
The Dow Chemical Co.	21,700	327,453

		792,973

Metals and Mining — 3.6%
Alcoa Inc.	50,400	567,504
Newmont Mining Corp.	16,200	659,340

		1,226,844

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 3.1%
AT&T Inc.	37,400	1,065,900

Total Common Stocks and Equity Interests
(Cost — $46,501,098)		33,947,006

Total Investments — 99.0% (Cost — $46,501,098)B		33,947,006
Other Assets Less Liabilities — 1.0%		329,435

Net Assets — 100.0%		$34,276,441

Net Asset Value Per Share:
Primary Class		$6.84

Institutional Class		$7.50

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$872,036
Gross unrealized depreciation	(13,426,128)

Net unrealized depreciation	$(12,554,092)

ADR — American Depository Receipt

Notes

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS P.O. Box 55214	c/o BFDS P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary